Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [Member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 9,600	$ 8,878
Value-added and excise taxes	5,987	4,924
Other taxes	1,390	605
Material tax net	$ 16,977	$ 14,407